FIRST AMENDMENT TO
                     EXCLUSIVE LICENSE AND ROYALTY AGREEMENT


         This First Amendment, made and entered into effective the 21st day of December, 1993, by and between OXBORO OUTDOORS, INC., a Minnesota corporation (the "Company"), and LARRY A. RASMUSSON ("Rasmusson"):

                              W I T N E S S E T H:
         WHEREAS, Rasmusson and the Company entered into an Exclusive License and Royalty Agreement effective as of April 17, 1993 (the "Royalty Agreement"); and

         WHEREAS, references are made throughout the Royalty Agreement to a "Deferred Compensation Agreement" effective as of April 1, 1993 (the "Deferred Compensation Agreement"), by and between Rasmusson and Oxboro Medical International, Inc., the parent company of the Company; and

         WHEREAS, the Deferred Compensation Agreement was never executed by the parties and therefore is of no force and effect; and

         WHEREAS, Rasmusson and the Company desire to amend the Royalty Agreement to clarify and delete all references to the Deferred Compensation Agreement contained in the Royalty Agreement; and

         WHEREAS, the parties desire to identify and list the PRODUCTS that are currently covered by the Royalty Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter contained, the parties hereto agree as follows:

         1. All references to the Deferred Compensation Agreement, as identified in Section 6 of the Royalty Agreement, are hereby deleted in their entirety, effective as of April 17, 1993, and all references to the Deferred Compensation Agreement contained in the Royalty Agreement are null and void and of no force or effect.

         2. The Products listed on the attached Exhibit A, which is hereby incorporated by reference herein and made a part hereof, constitute all of the "PRODUCTS" identified in Section 1.1 of the Royalty Agreement and all of the Products subject to the Royalty Agreement as of the date of this First Amendment and shall supersede and replace all prior lists. Exhibit A contains no products that constitute "Additional Products" as defined in Section 3.2 of the Royalty Agreement.

         3. Except as hereby amended, the Royalty Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to the Exclusive License and Royalty Agreement as of the day and year first above written.

                                                         OXBORO OUTDOORS, INC.


                                                         By:  Larry Rasmusson
                                                            Its President

                                                         EXECUTIVE

                                                         /s/ Larry A. Rasmusson
                                                         Larry A. Rasmusson

                                                                       EXHIBIT A

                               FIRST AMENDMENT TO
                    EXCLUSIVE LICENSE AND ROYALTY AGREEMENT

1.   Dockpole Rod Holder

2.   Lure Hang (Deluxe)

3.   Tray Liner

4.   Net Holder

5.   Accessory Pad (single)

6.   Utility Straps

7.   Hook Sheath

8.   Action Sheath

9.   Rattlin Rig

10.  Lure Hang (Supreme)

11.  Accessory Pad (double)

12.  Weedless Rig

13.  Colored Hooks

14.  Action Hooks

15.  Tackle Box Towel

16.  Cork Screw Swivel

17.  Scent Sleeve

18.  Rod Tip Protector

19.  Tackle Knife

20.  Hook Protectors

21.  Rattlin Rig (Deluxe)

22.  Sun Shield

23.  Catch and Release Swivel

24.  Catch and Release Swivel No. II (no add-on)

25.  Bait Container Holder

26.  Mini Rod Holders (no add-on)

27.  Stor All

28.  Shore Track (Jet Ski Lift)

29.  Leech Hook

30.  Walk Way

31.  Snowmobile Sled Mover

32.  Dock Steps

33.  Snell Stor

34.  Tray Liner (Deluxe) (no add-on)

35.  Hawg Pad

36.  Hook Holder (Rod Strap)

37.  Worm Blower

38.  Hook/Swivel

39.  Duck Decoy Raft

40.  Accessory Holder (add-on -- like shot shell holder)

41.  Marker Buoy Holder

42.  Dock Bumper Bracket